SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 29, 1995


                                BULL RUN CORPORATION
              (Exact name of registrant as specified in its charter)


        GEORGIA                     0-9385                91-1117599
     (State or other           (Commission File          (IRS Employer
     jurisdiction of               Number)             Identification No.)
     incorporation)

                 4370 PEACHTREE ROAD, N.E.,  ATLANTA, GEORGIA  30319
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code    (404) 266-8333


                                    N/A
     (Former name or former address, if changed since last report.)




                            Page 1 of 23 pages

Item 7 of Form 8-K is hereby amended as follows:

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired

          See the Index to Financial Information following the signature page hereto.

          (b)  Pro Forma Financial Information

          See the Index to Financial Information following the signature page hereto.

                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 9, 1995                BULL RUN CORPORATION



                              By:  /s/ Frederick J. Erickson
                                   Frederick J. Erickson
                                   Vice President - Finance,
                                   Chief Financial Officer, Treasurer and
                                   Assistant Secretary

                    INDEX TO FINANCIAL STATEMENTS


Audited Financial Statements of Capital Sports Properties, Inc.
as of and for the years ended December 31, 1994 and 1993, and the period from December 8, 1992 (inception) to December 31, 1992 . . F-2

Financial Statements of Capital Sports Properties, Inc. as of and
for the three months ended March 31, 1995 (Unaudited) . . . . . . .    F-11

Pro Forma Condensed Consolidated Statements of Operations of
Bull Run Corporation (Unaudited) . . . . . . . . . . . . . . . . .     F-19

                      CAPITAL SPORTS PROPERTIES, INC.
                  (formerly HCI Acquisition Corporation)

                          Financial Statements

                Years Ended December 31, 1994 and 1993 and
              For the Period December 8, 1992 (inception) to
                           December 31, 1992

                (With Independent Auditors' Report Thereon)

                      Independent Auditors' Report

The Board of Directors
Capital Sports Properties, Inc.:

We have audited the accompanying balance sheets of Capital Sports Properties, Inc. (formerly HCI Acquisition Corporation) as of December 31, 1994 and 1993, and the related statements of earnings, changes in stockholders' equity and cash flows for the years then ended and for the period from December 8, 1992 (inception) to December 31, 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Sports Properties, Inc. as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended and for the period from December
8, 1992 (inception) to December 31, 1992 in conformity with generally accepted accounting principles.

                                              /s/ KPMG Peat Marwick LLP

June 9, 1995

                      CAPITAL SPORTS PROPERTIES, INC.
                  (formerly HCI Acquisition Corporation)


                              Balance Sheets

                        December 31, 1994 and 1993

      Assets                                          1994             1993

Investments (note 3)                             $  5,000,000       5,000,000

Accrued dividends receivable (note 3)                 817,534         417,534

                                                 $  5,817,534       5,417,534

 Liabilities and Stockholders' Equity

Accrued income taxes                             $     48,838          23,834
Deferred income taxes (notes 2 and 5)                   8,557           5,475

  Total liabilities                                    57,395          29,309

Stockholders' equity (note 4):
 Common stock                                               1               1
 Additional paid-in capital                         4,999,999       4,999,999
 Retained earnings                                    760,139         388,225

  Total stockholders' equity                        5,760,139       5,388,225

                                                 $  5,817,534       5,417,534



See accompanying notes to financial statements.

                     CAPITAL SPORTS PROPERTIES, INC.
                  (formerly HCI Acquisition Corporation)

                         Statements of Earnings

                 Years Ended December 31, 1994 and 1993 and
      Period from December 8, 1992 (inception) to December 31, 1992



                                                     1994     1993    1992

Dividends (notes 2 and 3)                        $  400,000  400,000  17,534

Earnings before income taxes                        400,000  400,000  17,534

Income taxes (notes 2 and 5)                        (28,086) (28,117) (1,192)

Net earnings                                     $  371,914  371,883  16,342




See accompanying notes to financial statements.

                    CAPITAL SPORTS PROPERTIES, INC.
                  (formerly HCI Acquisition Corporation)
              Statements of Changes in Stockholders' Equity

               Years Ended December 31, 1994 and 1993 and
      Period from December 8, 1992 (inception) to December 31, 1992


                                Common     Additional     Retained
                                Stock   Paid-in Capital   Earnings     Total

Issue of stock                   $1        4,999,999         --       5,000,000

Net earnings                     --             --         16,342        16,342

Balance at December 31, 1992      1        4,999,999       16,342     5,016,342

Net earnings                     --             --        371,883       371,883

Balance at December 31, 1993      1        4,999,999      388,225     5,388,225

Net earnings                     --             --        371,914       371,914

Balance at December 31, 1994     $1        4,999,999      760,139     5,760,139





See accompanying notes to financial statements.

                     CAPITAL SPORTS PROPERTIES, INC.
                 (formerly HCI Acquisition Corporation)
                       Statements of Cash Flows

               Years Ended December 31, 1994 and 1993 and
     Period from December 8, 1992 (inception) to December 31, 1992



                                                           1994        1993         1992

Cash flows from operating activities:
 Net earnings                                          $  371,914     371,883        16,342
 Adjustments to reconcile net earnings to net cash:
  Accrued dividends receivable                           (400,000)   (400,000)      (17,534)
  Accrued income taxes                                     25,004      23,834          --
  Increase in deferred income taxes                         3,082       4,283         1,192

   Cash provided by operating activities                     --           --           --

Cash flows from investing activities:
 Purchase of investments                                     --           --     (5,000,000)

   Cash used in investing activities                         --           --     (5,000,000)

Cash flows from financing activities:
 Issue of stock                                              --           --      5,000,000

   Cash provided by financing activities                     --           --      5,000,000

Net increase in cash                                         --           --           --

Cash at beginning of year                                    --           --           --

Cash at end of year                                       $  --           --           --

Supplemental disclosures of cash flow information:
 Interest paid                                            $  --           --           --

 Taxes paid                                               $  --           --           --



See accompanying notes to financial statements.

                   CAPITAL SPORTS PROPERTIES, INC.
              (formerly HCI Acquisition Corporation)
                   Notes to Financial Statements

                    December 31, 1994 and 1993


(1) Organization and Description of Business

 Capital Sports Properties, Inc. (the "Company"), a Delaware corporation, was incorporated on December 8, 1992 as HCI Acquisition Corporation. The Company's name was changed to Capital Sports Properties, Inc. on May 18, 1993.

 The Company holds an investment in Host Communications, Inc. which provides media and marketing services to universities, athletic conferences, and the National Collegiate Athletic Association.

(2) Summary of Significant Accounting Policies

 Investments

 The Company accounts for its investment in Host Communications, Inc. on the cost method. Losses are recognized, if appropriate, for any decline in value which is considered other than temporary.

 Revenue Recognition

 Dividends on the Company's preferred stock investment are recognized on the accrual basis of accounting.

 Taxes

 The Company has entered into a tax sharing agreement with General Electric Capital Corporation ("GE Capital") (see note 4), whereby General Electric Company, the ultimate parent of GE Capital, files a consolidated U.S. federal income tax return which includes the Company. The provisions for estimated taxes payable include the effect of the Company on the consolidated return.

(3) Investments

 On December 15, 1992, the Company acquired 50,000 shares of Series B Cumulative Preferred Stock ("Preferred Stock") issued by Host Communications, Inc. ("Host") and detachable warrants to purchase 447,002 shares of common stock of Host ("Warrants").

                  CAPITAL SPORTS PROPERTIES, INC.
              (formerly HCI Acquisition Corporation)
                   Notes to Financial Statements



 The Preferred Stock pays an annual dividend of $8.00 per share as declared by Host's Board of Directors. Host may redeem the Preferred Stock at any time, at a price of $100 per share plus a stated premium and if not before, face mandatory redemption on December 15, 1999 for $7,800,000, including cumulative dividends if none have been paid as of that date. The Warrants allow the Company to purchase one share of common stock per warrant at a price of $0.01 per share. The Warrants were exercisable upon issuance by Host and expire on December 15, 2002. The Company may require Host to redeem the Warrants after the earlier of December 15, 1997 or 18 months after an initial public offering of Host's common stock.

 The fair value of the Preferred Stock, including the Warrants is estimated at $19,326,000 at December 31, 1994.

(4) Stockholders' Equity

 On December 8, 1992 the Company authorized 200 shares of common stock, $0.01 par value per share. On December 15, 1992 the Company issued 88 shares of common stock to GE Capital, and 12 shares of common stock to other investors at $50,000 per share.

 At December 31, 1994 and 1993 the Company had 100 shares of common stock issued and outstanding.

 On March 29, 1995, Bull Run Corporation purchased 44 shares of common stock from GE Capital and 6 shares of common stock from the other investors.

(5) Income Taxes

                                         1994      1993      1992

Earnings before taxes                $  400,000   400,000   17,534

Federal tax at statutory rate        $  140,000   140,000    5,962
Dividends received deduction           (112,000) (112,000)  (4,770)
Change in income tax rate                  --          35     --
Other                                        86        82     --

Tax expense                          $   28,086    28,117    1,192

                 CAPITAL SPORTS PROPERTIES, INC.
             (formerly HCI Acquisition Corporation)
                Notes to Financial Statements



 Current and deferred tax provisions were as follows:


                          1994        1993          1992

Current:
 Federal               $  25,004     23,834          --
 State and local            --         --            --
                          25,004     23,834          --

Deferred:
 Federal                   3,082      4,283         1,192
 State and local            --         --            --
                           3,082      4,283         1,192

  Total                $  28,086     28,117         1,192

                  CAPITAL SPORTS PROPERTIES, INC.

                     Financial Statements

                Three Months Ended March 31, 1995

                         (Unaudited)

                  CAPITAL SPORTS PROPERTIES, INC.
                         Balance Sheet

                         March 31, 1995

                          (Unaudited)


       Assets
Investments (note 3)                                $  5,000,000

Accrued dividends receivable (note 3)                    917,534

                                                    $  5,917,534

  Liabilities and Stockholders' Equity

Accrued income taxes                                $     55,088
Deferred income taxes (notes 2 and 5)                      9,307

  Total liabilities                                       64,395

Stockholders' equity (note 4):
 Common stock                                                  1
 Additional paid-in capital                            4,999,999
 Retained earnings                                       853,139

  Total stockholders' equity                           5,853,139

                                                    $  5,917,534




See accompanying notes to financial statements.

                     CAPITAL SPORTS PROPERTIES, INC.
                         Statement of Earnings

                   Three Months Ended March 31, 1995

                              (Unaudited)


Dividends (notes 2 and 3)                           $  100,000

Earnings before income taxes                           100,000

Income taxes (notes 2 and 5)                            (7,000)

Net earnings                                        $   93,000




See accompanying notes to financial statements.

                   CAPITAL SPORTS PROPERTIES, INC.
            Statement of Changes in Stockholders' Equity

                Three Months Ended March 31, 1995

                          (Unaudited)


                              Common    Additional     Retained
                              Stock   Paid-in Capital  Earnings   Total

Balance at December 31, 1994  $ 1        4,999,999     760,139   5,760,139

Net earnings                   --            --         93,000      93,000

Balance at March 31, 1995     $ 1        4,999,999     853,139   5,853,139




See accompanying notes to financial statements.

                CAPITAL SPORTS PROPERTIES, INC.
                   Statement of Cash Flows

              Three Months Ended March 31, 1995

                         (Unaudited)



Cash flows from operating activities:
 Net earnings                                              $  93,000
 Adjustments to reconcile net earnings to net cash:
  Accrued dividends receivable                              (100,000)
  Accrued income taxes                                         6,250
  Increase in deferred income taxes                              750

   Cash provided by operating activities                        --

Net increase in cash                                            --

Cash at beginning of year                                       --

Cash at end of year                                        $    --

Supplemental disclosures of cash flow information:
 Interest paid                                             $    --

 Taxes paid                                                $    --




See accompanying notes to financial statements.

                 CAPITAL SPORTS PROPERTIES, INC.
                 Notes to Financial Statements

                      March 31, 1995

                      (Unaudited)


(1) Organization and Description of Business

 Capital Sports Properties, Inc. (the "Company"), a Delaware corporation, was incorporated on December 8, 1992 as HCI Acquisition Corporation. The
 Company's name was changed to Capital Sports Properties, Inc. on May 18, 1993.

 The Company holds an investment in Host Communications, Inc. which provides media and marketing services to universities, athletic conferences, and the National Collegiate Athletic Association.

(2) Summary of Significant Accounting Policies

 Investments

 The Company accounts for its investment in Host Communications, Inc. on the cost method. Losses are recognized, if appropriate, for any decline in value which is considered other than temporary.

 Revenue Recognition

 Dividends on the Company's preferred stock investment are recognized on the accrual basis of accounting.

 Taxes

 The Company has entered into a tax sharing agreement with General Electric Capital Corporation ("GE Capital") (see note 4), whereby General Electric Company, the ultimate parent of GE Capital, files a consolidated U.S. federal income tax return which includes the Company. The provisions for estimated taxes payable include the effect of the Company on the consolidated return.

(3) Investments

 On December 15, 1992, the Company acquired 50,000 shares of Series B Cumulative Preferred Stock ("Preferred Stock") issued by Host Communications, Inc. ("Host") and detachable warrants to purchase 447,002 shares of common stock of Host ("Warrants").

                   CAPITAL SPORTS PROPERTIES, INC.
                   Notes to Financial Statements


 The Preferred Stock pays an annual dividend of $8.00 per share as declared by Host's Board of Directors. Host may redeem the Preferred Stock at any time, at a price of $100 per share plus a stated premium and if not before, face mandatory redemption on December 15, 1999 for $7,800,000, including cumulative dividends if none have been paid as of that date. The Warrants allow the Company to purchase one share of common stock per warrant at a price of $0.01 per share. The Warrants were exercisable upon issuance by Host and expire on December 15, 2002. The Company may require Host to redeem the Warrants after the earlier of December 15, 1997 or 18 months after an initial public offering of Host's common stock.

 The fair value of the Preferred Stock, including the Warrants is estimated at $19,326,000 at March 31, 1995.

(4) Stockholders' Equity

 On December 8, 1992 the Company authorized 200 shares of common stock, $0.01 par value per share. On December 15, 1992 the Company issued 88 shares of common stock to GE Capital, and 12 shares of common stock to other investors at $50,000 per share.

 At March 31, 1995 the Company had 100 shares of common stock issued and outstanding.

 On March 29, 1995, Bull Run Corporation purchased 44 shares of common stock from GE Capital and 6 shares of common stock from the other investors.

(5) Income Taxes

  Earnings before taxes              $  100,000

  Federal tax at statutory rate      $   35,000
  Dividends received deduction          (28,000)

  Tax expense                        $    7,000

                  CAPITAL SPORTS PROPERTIES, INC.
                  Notes to Financial Statements



 Current and deferred tax provisions were as follows:


   Current:
     Federal                   $  6,250
     State and local               --
                                  6,250

   Deferred:
     Federal                        750
     State and local               --
                                    750

        Total                  $  7,000

                            BULL RUN CORPORATION
         PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                (Unaudited)

   The following unaudited pro forma condensed consolidated statements of operations presents the consolidated statements of operations of Bull Run Corporation ("Bull Run") for the three months ended March 31, 1995 and for the year ended December 31, 1994, as if Bull Run had acquired its investment in Capital Sports Properties, Inc. ("CSP") at the beginning of the fiscal year ended December 31, 1994. The unaudited pro forma condensed consolidated statements of operations of Bull Run also reflect the impact of Bull Run's merger with Datasouth Computer Corporation effective November 29, 1994 as if the merger had occurred at the beginning of the year ended December 31, 1994, and the pro forma impact of the acquisitions since January 1, 1994 of Datasouth's investee, Gray Communications Systems, Inc. ("Gray"). No unaudited pro forma condensed consolidated balance sheet is presented herein since the investment in CSP has already been reflected in Bull Run's consolidated balance sheet as of March 31, 1995. The pro forma condensed consolidated statements of operations should be read in conjunction with the historical financial statements and related notes thereto of Bull Run, which are contained in Bull Run's Quarterly Report on Form 10-QSB for the period ended March 31, 1995 and Annual Report on Form 10-KSB for the year ended December 31, 1994, and the financial statements of CSP included herein. The unaudited pro forma financial information is provided for comparative purposes only, and does not purport to be indicative of the results that actually would have been obtained if the acquisition had been effected on the dates indicated or of those results that may be obtained in the future.



                                                                   Three Months Ended March 31, 1995
                                                            Historical         Pro Forma
                                                            Bull Run          Adjustments            Pro Forma

Revenue from printer operations . . . . . . . . .           $ 7,439       $                           $ 7,439
Cost of goods sold  . . . . . . . . . . . . . . .             5,161                                     5,161
    Gross profit  . . . . . . . . . . . . . . . .             2,278                                     2,278
Other operating revenue . . . . . . . . . . . . .                84                                        84
Operating expenses  . . . . . . . . . . . . . . .            (1,831)                                   (1,831)
    Income from operations  . . . . . . . . . . .               531                                       531
Other income (expense):
  Equity in earnings of affiliates  . . . . . . .                21 (a)               46                   67
  Interest, net . . . . . . . . . . . . . . . . .               (70)(b)             (218)                (288)
    Income (loss) before income taxes   . . . . .               482                 (172)                 310
Income tax (provision) benefit  . . . . . . . . .              (215)(c)               66                 (149)
    Net income (loss)   . . . . . . . . . . . . .          $    267         $       (106)             $   161

Earnings per share  . . . . . . . . . . . . . . .         $     .01                                 $     .01
Average number of shares outstanding  . . . . . .            23,071                                    23,071



               (Amounts in 000's except earnings per share)


See notes to pro forma financial information on the next page.

(a) Adjustment to equity in earnings of affiliates to reflect Bull Run's pro forma equity in the earnings of CSP.

(b) Adjustment to interest expense to reflect pro forma effects of financing Bull Run's investment in CSP, assuming an average interest rate of 8.5%.

(c) Adjustment to the income tax provision to reflect the tax effect of pro forma adjustments to Bull Run's equity in earnings of CSP and Bull Run's interest expense.



                                                                 Year Ended December 31, 1994
                                                 Historical     Pro Forma      Pro Forma   Pro Forma
                                                  Bull Run      Adjustments   Bull Run     Adjustments   Pro Forma

Revenue from printer operations . . . . .          $ 2,751      (a)$18,995     $21,746  $                 $21,746
Cost of goods sold  . . . . . . . . . . .            1,853      (a) 13,336      15,189                     15,189
    Gross profit  . . . . . . . . . . . .              898           5,659       6,557                      6,557
Other operating revenue . . . . . . . . .              323                         323                        323
Operating expenses  . . . . . . . . . . .           (1,174)     (a) (4,873)     (6,047)                    (6,047)
    Income from operations  . . . . . . .               47             786         833                        833
Other income (expense):
   Equity in earnings of affiliates . . .              266      (a)    (29)        237 (b)      186           423
   Interest, net  . . . . . . . . . . . .              (11)     (a)   (148)       (159)(c)     (892)       (1,051)
    Income (loss) before income taxes   .              302             609         911         (706)          205
Income tax (provision) benefit  . . . . .              (86)     (a)   (159)       (245)(d)      141          (104)
    Net income (loss)   . . . . . . . . .          $   216         $   450     $   666    $    (565)      $   101

Earnings per share  . . . . . . . . . . .          $   .02                     $   .03                    $   .00
Average number of shares outstanding  . .           13,534      (a)  8,602      22,136                     22,136


                   (Amounts in 000's except earnings per share)


(a) Adjustments to reflect the pro forma effects of the merger of Datasouth into a wholly-owned subsidiary of Bull Run, as follows:

   - Consolidation of Datasouth's results of operations;
   - Elimination of Bull Run's pre-merger equity in earnings of Datasouth of $(294);
   - Elimination of Datasouth's merger expenses of $338;
   - Amortization of goodwill recognized as a result of the merger of $(270);
   - Adjustment to Datasouth's equity in earnings of Gray of $(111) as a result of the pro forma effects of Gray's acquisitions;
   - Adjustment to Bull Run's consolidated income tax provision of $(159) to reflect the merger and pro forma adjustments related to the merger;
   - Adjustment to average number of shares outstanding to reflect the issuance of Bull Run common stock in connection with the merger.

(b) Adjustment to Bull Run's equity in earnings of affiliates to reflect Bull Run's pro forma equity in the earnings of CSP.

(c) Adjustment to interest expense to reflect pro forma effects of financing Bull Run's investment in CSP, assuming an average interest rate of 8.5%.

(d) Adjustment to the income tax provision to reflect the tax effect of pro forma adjustments to Bull Run's equity in earnings of CSP and interest expense.